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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 1997


                            CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-27314                    11-2994671
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State or Other Jurisdiction         Commission File             (IRS Employer
    of Incorporation                    Number               Identification No.)


           565 Taxter Road, Elmsford, New York                    10523-5200
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         (Address of Principal Executive Offices)                  Zip Code



Registrant's telephone number, including area code:  (914) 592-6677

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                         Former name or former address,
                          if changed since last report
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Item 5.  Other Events.

     On August 4, 1997, Cityscape Financial Corp. issued a press release announcing earnings for the quarter ended June 30, 1997. A copy of this press release, dated August 4, 1997, has been filed with this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (c)   Exhibits

               99.1 Press Release, dated August 4, 1997
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITYSCAPE FINANCIAL CORP.
                                        (Registrant)



                                        By:       /s/Robert C. Patent
                                             ------------------------------
                                        Name:     Robert C. Patent
                                        Title:    Executive Vice President

Dated:    August 4, 1997
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                               INDEX TO EXHIBITS

Exhibits       Description                                                  Page

99.1           Press Release, dated August 4, 1997